UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	October 11, 2018

SEMPRA ENERGY
(Exact name of registrant as specified in its charter)

CALIFORNIA	1-14201	33-0732627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

488 8th AVENUE, SAN DIEGO, CALIFORNIA	92101
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(619) 696-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

FORM 8-K
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Director Appointments
As previously disclosed in Sempra Energy’s (the “Company”) Current Report on Form 8-K, filed on September 18, 2018 (which is incorporated herein by reference), the Company entered into a cooperation agreement (the “Cooperation Agreement”) with Elliott Associates, L.P. and Elliott International, L.P. (together, “Elliott”), Bluescape Resources Company LLC (“Bluescape”) and Cove Key Management, LP (together with Elliott and Bluescape collectively, the “Investors”) pursuant to which the Company undertook to work together with the Investors so that the Company could announce and appoint two new directors to the Board of Directors of the Company (the “Board”) that would be mutually agreed between the Company and the Investors.
On October 11, 2018 and in accordance with the Cooperation Agreement, the Board appointed Michael N. Mears, age 55, and Cynthia L. Walker, age 42, to serve on the Board. Mr. Mears and Ms. Walker will also serve on the LNG and Business Development Committee of the Board. These appointments and committee assignments are effective as of October 11, 2018.
Mr. Mears and Ms. Walker will participate in the Company’s standard compensation program for non-employee directors, as described in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on March 23, 2018, with the following changes made in 2018 to the program:

•	Increased the annual retainer from $7,500 to $10,000 for members of the Compensation, Corporate Governance, Environmental, Health, Safety and Technology, and Executive Committees;

•	Eliminated the annual retainer of $10,000 for members and $5,000 for the chair of the LNG and Business Development Committee;

•	Increased the annual equity grant from $60,000 to $90,000 per year in restricted stock units or deferred phantom shares with the same vesting period of one year; and

•	Increased the annual retainer for Lead Director from $25,000 to $40,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY,
(Registrant)

Date: October 12, 2018	By: /s/ Peter R. Wall
Peter R. Wall Vice President, Controller and Chief Accounting Officer